



BIOCARDIA®

Forum for Innovative Regenerative Medicine
Regenerative Medicine Cross Roads
Nihonbashi Life Science Building
Tokyo, Japan
January 28, 2019

Peter Altman, PhD, FAHA
Chief Executive Officer

5090(MKT)-A

Cautionary Note Regarding Forward-Looking Statements

These slides and any accompanying oral presentation contain forward-looking statements as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, references to development plans and timelines for our products, the regulatory pathways for our clinical trials and approvals, and our relative position among competitors with respect to development and commercialization strategies. BioCardia has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the inherent uncertainties associated with clinical trials, regulatory approvals, patient enrollment, the ability to raise the additional funding needed to continue to pursue our business and product development plans and timing of other cardiac cell therapies. In light of these risks, uncertainties and assumptions, actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. BioCardia undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in BioCardia's expectations. Certain data in this presentation was obtained from various external sources that neither the Company nor its affiliates, advisers or representatives has verified with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the SEC or any state securities administrator. Any representation to the contrary is a criminal offense.

Introduction to BioCardia

- Headquarters near San Francisco, California
- Founded in 1999
- 30 Employees
- Publicly traded OTC:BCDA
- 12 clinical trials to date (completed, ongoing, or approved)

USA

- JVS-01
- STOP HF
- TAC-HFT
- TRIDENT
- POSEIDON
- CARDIAMP Heart Failure
- CARDIAMP Chronic Myocardial Ischemia

Rest of World

- NORTHERN
- TABMMI
- RECARDIO
- EXCELLENT
- SING-Xpand

BioCardia®

Highlights

- Cardiovascular regenerative medicine company with a potential first-in-class therapy for heart failure
- CardiAMP autologous cell therapy system represents novel, rapid and personalized approach to autologous cell therapy
- Robust ongoing late-stage clinical activity
  - CardiAMP Phase 3 pivotal trial for the treatment of heart failure ongoing in 18 sites
  - CardiAMP Phase 3 pivotal trial for chronic myocardial ischemia with refractory angina approved to begin
- Phase 2 CardiAMP trial in heart failure produced statistically significant and clinically meaningful data
- CardiAMP clinical costs substantially offset by National CMS reimbursement
- Follow-on program CardiALLO allogeneic NK1+ cell therapy system for ischemic heart failure IND
- Broad intellectual property portfolio

Advanced Clinical Pipeline

Product Candidate (Pathway)	Preclinical	Phase 1	Phase 2	Phase 3	Approved	
BCDA-01	CardiAMP: Ischemic Heart Failure 心不全					• Pivotal /Phase 3 has CMS reimbursement • Actively enrolling 18 US Sites
BCDA-02	CardiAMP: Chronic Myocardial Ischemia with Refractory Angina					• Pivotal/ Phase 3 has CMS reimbursement
BCDA-03	CardiALLO: Ischemic Heart Failure					• IND submission Q1 2019 anticipated
Helix Partner-01 Cell Pro Thera	Acute Infarction					• Funded by partner
Helix Partner-02 University of Milan	Heart Failure					• Funded by partner

Clinical programs enabled by PMDA cleared cell processing system and CE Marked biotherapeutic delivery device

BIOCARDIA®

Heart Failure 心不全

Burden of Illness and Unmet Need

- Chronic disease with 50% mortality at five years, impacts 1 in 5 adults over age of 40 in USA.
- Annual cost estimated to be $39 billion annually, projected to increase to $70 billion in 2030, half related to hospitalization in USA
- **Estimated the number of Japanese outpatients with left ventricular dysfunction was 979, 000 (0.8% of total population)**

Minimal Treatment Options

- Despite advances in pharmaceutical chemistry and device development, options are limited

Market Opportunity

- Targeting HFrEF NYHA Class II & III secondary to heart attack (ischemic etiology), excluding ~30% based on cell potency. Approximately 1.4M patients in USA



Characterized by a large spherical heart that has lost pumping capacity.

Sources of data:
American Heart Association and American Association of HF Nurses Certification Board 2013.
McMurray, JJV et. At., 2005. The Lancet, 365, pp 1877-1889
Go, A.S. et al., Heart Disease and Stroke Statistics 2013 Update:, A Report From the American Heart Association
Heart failure epidemiology and novel treatments in Japan: facts and numbers Masaaki Konishi, European Heart Journal 2016.,

BIOCARDIA®

Cardiac cell therapy: mechanistic basis for regeneration

Transplanted cells are hypothesized to benefit the heart through direct and indirect pathways.



Vascular progenitor pool
New blood vessels
Formation of vascular buds
Resident endothelial progenitor cells
Direct differentiation
Paracrine stimulus
Cardioprotection
Angiogenic stimulus
Transplanted cells
Immunomodulation
Homeostatic stimuli
Cardiogenic stimulus
Direct differentiation
Resident cardiac stem cells
Cardiac progenitor population
Healthy myocardium

- **Direct Regeneration:** Transplanted cells actively home to injury sites and differentiate into new functional tissue to augment organ function.
- **Indirect Regeneration:** Transplanted cells secrete stimulatory cytokines to instigate an innate regenerative response from resident stem cells.
- **Accelerating a natural process:** Cells from bone marrow home to injury in the heart. Animal work supports reduced fibrotic scar and enhanced micro vessel density. Clinical work supports that there is benefit in this approach.

Afzal MR et al Adult Bone Marrow Cell Therapy for Ischemic Heart Disease, Circulation Research. 2015.
Fisher SA et al. Meta-Analysis of Cell Therapy Trials for Patients with Heart Failure. Circulation Research 2015.
Takahashi, M. *et al.* (2006) Am J Physiol Heart Circ Physiol. 291:H886-H893.
Silva, GV. *et al.* (2011) Tex Heart Inst J. 38(3):219-24
Behfar, A. *et al.* (2014) *Nat. Rev. Cardiol.* 11: 232–246

Autologous investigational CardiAMP Cell Therapy System



Pre-procedure Screening
Small amount of bone marrow collected from hipbone and sent to lab for testing
Post-procedure
Patient leaves hospital the next day
1 Cell Collection
Small amount of bone marrow obtained from hipbone
~ 20 minutes
CardiAMP™ Therapy
3 Cell Delivery
Bone marrow cells injected into damaged heart tissue through a catheter-based procedure
~30 to 45 minutes
2 Cell Processing
Bone marrow cells prepared for transfer at point of care
~ 25 minutes
04142-C (MKT)

US Phase III pivotal trial ongoing.

BIOCARDIA®

Pre-procedure Screening Selects Patients Likely to Respond to CardiAMP

- CardiAMP Potency Assay bone marrow biomarker panel analysis at core lab:



Anticipated to select 70% most likely to respond based on therapeutic potential of their bone marrow

- One marker is CD34+ cell count, which has shown therapeutic benefit in clinical trials for CMI (Henry EHJ, 2018). Other markers confidential.


13.25%
82.36%
0.44%
3.96%
CD45 PE
CD34 FITC
10^0
10^1
10^2
10^3
10^4

- Personalized approach to autologous cell therapy:
  - Reduces problematic patient-to-patient variation in bone marrow cells
  - Significantly lowers cost of therapy by enabling point of care treatment and excluding patients from therapy not likely to respond
  - Attractive to patients, physicians and payors

BIOCARDIA®

What's Involved?

Procedure – Step 1: Cell Collection

- Clinician draws 60 cc bone marrow from the iliac crest (hip bone)
- Procedure performed under local anesthesia and conscious sedation, and takes ~20 minutes



Bone Marrow Mononuclear Cells
Endothelial Progenitor Cells
Mesenchymal Stem Cells



What's Involved?

Procedure – Step 2: Cell Processing

Cell processing platform prepares proprietary dosage at point of care while patient is prepared for cell delivery - takes approximately 25 minutes


BIOCARDIA®
CardiAMP™ System
for cell therapy
START
OPEN/STOP
CE



What's Involved?

Procedure – Step 3: Cell Therapy Delivered to Injured Heart

- Cell therapy injected into the heart tissue using minimally-invasive delivery system
- Procedure takes 30-45 minutes




Delivery System
CardiAMP Cells

Helix Animation



BCDA-01: CardiAMP Heart Failure Phase I Trial Design and Results

Transendocardial Autologous Bone Marrow in Myocardial Infarction (TABMMI) NCT00507468
Safety: No Treatment Emergent-MACE

20 Ischemic Heart Failure Patients
LVEF<40%

NYHA Class I, II, and III

Open Label Safety Study

100 Million BMC

10 peri-infarct injection sites - Helix System

Left ventricular EF measurements - 2D echocardiography

24-hour Holter Monitor

Exercise Tolerance Testing (ETT)



Exercise tolerance (seconds)
600
500
400
300
200
100
0
246
303
373
371
Baseline
6 mo
12 mo
24 mo

Exercise Tolerance Time

Improvement at 12 & 24M:

~ +125 sec, p=0.006



TABMMI (All 20 patients at 2YR)
TABMMI (1st 10 patients at 5YR)
Ejection Fraction (%)
55.0
50.0
45.0
40.0
35.0
30.0
Baseline
1 W
6M
12M
24M
5YR

Improved LV Ejection Fraction

Improvement at 12 & 24M:

~ +7 %, p=0.000006, p=0.00005



Cumulative Survival
1.2
1
0.8
0.6
0.4
0.2
0
0
1
2
3
4
5
Years
TABMMI (1st 10 patients)
TABMMI (All 20 patients)
Cumulative survival From Varela-Roman et al. (2005)

Improved survival at 3 and 5 year follow-up

1st 10 patients – No death

All 20 patients – 2 deaths:

D177 Elective heart transplant

D695 Unknown causes

De la Fuente LM, et al. EuroIntervention 2011, 7: 805-812.

De la Fuente LM, *et al.* Catheterization & Cardiovascular Interventions 2011, F-030, Suppl Vol 77(6)

BioCardia®

BCDA-01: CardiAMP Heart Failure Phase 2 Trial Design

Transendocardial Autologous Cells in Heart Failure Trial (TAC-HFT), NCT00768066

34 Ischemic Heart Failure Patients
LVEF<50%

NYHA Class I, II, and III

Open Label Dose Escalation

100 M to 200M Cells (N=4)

Randomized Placebo Controlled Therapy at 200M cells

to Treatment (N=30) 2:1

10 peri-infarct injection sites

Helix System

Primary endpoint was safety based on TE MACE. Secondary efficacy endpoints six minute walk distance, quality of life, NYHA CLASS, echocardiography (LVESV, LV EDV, LVEF).



Bone Marrow Mononuclear Cells
Endothelial Progenitor Cells
Mesenchymal Stem Cells



Morph
Helix
CardiAMP Cells

Wong Po Foo et al, World Congress of Regenerative Medicine, 2015.
Heldman A et al, JAMA 2013.

BCDA-01: CardiAMP Heart Failure Ph 2 Efficacy Results in Six Minute Walk Relative to other CRT and Entresto heart failure therapies



Six Minute Walk
Improvement in Meters over Control
80
70
60
50
40
30
20
10
0
1
2
3
4
5
6
7
8
Study



Quality of Life
Points Improvement
20
15
10
5
0
-5
2
4
9
6
1
5
3
8
7

1 CRT, Miracle-ICD, JAMA, 2003
2 Cells, REVASCOR, Circ Res 2005
3 CRT, Contak CD, JACC, 2003
4 CRT, PAVE, JCE 2005
5 CRT, Miracle, Circ, 2003
6 CRT, Path CHF, JACC, 2002
7 **Cells, CardiAMP, JAMA 2013, WCRM 2015**
8 CRT, Mustic, JACC, 2002
9 Entresto Paradigm HF, NEJM 2014

- CRT = Cardiac Resynchronization Therapy or Biventricular Pacing, a $3Bn US Market
- 50% of patients in CardiAMP placebo controlled Phase II already had AICD or CRT devices
- 6MW has been used for approval in PAH, and CRT
- **This data is from trials used for CRT product registration**

BIOCARDIA®

BCDA-01: Phase 3 Trial Design

CardiAMP Heart Failure Trial, NCT02438306, **IDE Trial for Premarket Approval**

40 center, 260 Ischemic Heart Failure Patients LVEF<40%

NYHA Class II and III

Open Label Roll In

200M Cells (N=10)

Randomized Sham Controlled Therapy at 200M cells

to Treatment (N=250) 3:2

10 peri-infarct injection sites

Helix System

Primary endpoint six minute walk distance composite that incorporates MACE. Hierarchical secondary endpoints of MACE, survival, quality of life.

- **New in Phase 3:**
  - **Focus on NYHA Class II & III Patients with cell potency assay inclusion criteria**
  - **Point of Care Cell Processing**
- **Trial has > 95% power based on Phase 2 Results**
- **Trial is reimbursed by CMS**

Raval A et al. The CardiAMP Heart Failure trial: A randomized controlled pivotal trial of high-dose autologous bone marrow mononuclear cells using the CardiAMP cell therapy system in patients with post–myocardial infarction heart failure: Trial rationale and study design, AM Heart Journal, April 2018.

BIOCARDIA®

The CardiAMP Heart Failure Trial:
Efficacy Outcomes from Roll-In Phase

Peter V. Johnston[1], Henricus J. Duckers[2], Amish N. Raval[3], Thomas D. Cook[3], Jay H. Traverse[4], William T. Abraham[5], Peter A. Altman[2], Carl J. Pepine[6]

1. Johns Hopkins University, Baltimore, MD, 2.Biocardia, Inc, San Carlos, CA, 3. University of Wisconsin, Madison, WI, 4. Minneapolis Heart Institute, Minneapolis, MN, 5. Ohio State University, Columbus, OH, 6. University of Florida, Gainesville, FL

JOHNS HOPKINS MEDICINE

SCIENTIFIC SESSIONS 2018

BIOCARDIA®

5090(MKT)-A

BCDA-01 Phase 3 Roll In Cohort Safety and Efficacy Results

- Data Safety Monitoring Board (DSMB) pre-specified interim analysis of safety outcomes for the first 10 patients treated in the Phase 3 trial of its investigational CardiAMP cell therapy product no significant safety concerns with the CardiAMP study results and recommended that the trial continue, as planned.

- Results from CardiAMP-HF Study Roll-In Phase: 12-month follow-up results compared to baseline (shown as mean ± sem). N=10 for baseline, 3 months, and 6 months; N=9 for 9 months, N = 10 for 12 months. Results compared to improvements in Phase II TAC-HFT Study.



Change in Six Minute Walk Distance Relative to Baseline
Δ6MWD (m)
100
80
60
40
20
0
p=0.21
*p=0.01
p=0.36
p=0.06
+33.7
+47.8
+58.1
+46.4
TAC HFT +14.3 m#
3 months
6 months
9 months
12 months

Mean +/-SEM; n=10, except at 9 months, when n=9
8/10 patients had improved 6MWD at 12 months



Improvement in Quality of Life Self Assessment (MLHFQ) Relative to Baseline
Points Improvement
15
10
5
0
p = 0.20
p = 0.21
P=0.93
p = 0.33
TACHFT +7.5 pts
3 months
6 months
9 months
12 months
Months After Treatment



Global Left Ventricular Function
LVEF (%)
35
30
25
20
p=0.49
p=0.18
28.9
29.1
32.9
TACHFT +0.97 pts
Baseline
6 Months
12 Months

Johnston, American Heart Association, November 12, 2018

BIOCARDIA®

Pre-specified Secondary Endpoint: Recruitment of Myocardial Segments

JOHNS HOPKINS MEDICINE

BIOCARDIA®

Akinetic Myocardial Segments



Number of akinetic segments
8
7
6
5
4
3
2
1
0
6.1
5.0
4.2
Baseline
6 Months
12 Months

Change in Akinetic Myocardial Segments



P=0,08
P=0,04
0
-1
-2
-3
-4
-1.1
-1.9
▼ 31%
Baseline
6 Months
12 Months

- *In 8 out of 10 patients the total number of akinetic segments was decreased at 12 month follow-up*

Total Wall Motion Score



Total Wall Motion Score
40
30
20
10
0
36.5
33.5
30.6
Baseline
6 Months
12 Months

Change in Total Wall Motion Score



P=0,01
P=0,01
0
-2
-4
-6
-8
-10
-3.0
-5.9
▼ 16%
Baseline
6 Months
12 Months

- *In all treated patients, the Total Wall Motion Score was improved at 12 month follow-up*

Values are depicted as mean ± sem, Statistical analysis comparing follow-up values to baseline values.

CardiAMP Cell Therapy System Product

CardiAMP Cell Therapy System Components	Approvals		
	EU	USA	Japan
CardiAMP Cell Processing Platform +	✓	✓	✓
Helix Biotherapeutic Delivery System +	✓		
Morph Universal Deflectable Guide Catheter	✓	✓	

+ Caution: Investigational Device for Cardiac Indications. Limited by United States Law to Investigational Use for Heart Failure and Chrnic Myocardial Ischemia Indications


BIOCARDIA®
CardiAMP™ Cell Therapy

BCDA-02: CardiAMP Cell Therapy System Targeting Chronic Myocardial Ischemia

Burden of Illness and Unmet Need

- Patients suffer from poor perceived health status and psychological distress, have significant impairment in quality of life, and represent a burden to the healthcare system due to significant use of resources
- Estimated that between 600,000 and 1.8 million patients suffer from RA, with approximately 75,000 new cases diagnosed each year

Minimal Treatment Options

- Current therapies have limitations or are associated with minimal reduction in angina

Market Opportunity

- Reachable market estimated as 200,000 patients in the United States per year, 500,000 world wide. Of note, Ranexa from Gilead Sciences sales estimated as $800M/Year



Characterized by significant debilitating chest pain that greatly reduces quality of life.

Sources of data:
Povsic T. et al EHJ 2018

BIOCARDIA®

BCDA-02: Phase 3 Trial Design

CardiAMP Chronic Myocardial Ischemia Trial, NCT03455725, **IDE Trial for Premarket Approval**

40 center, 343 Ischemic Heart Failure Patients LVEF<40%

NYHA Class II and III

Open Label Roll In

Target 200M Cells (N=10)

Randomized Sham Controlled Therapy at 200M cells

to Treatment (N=333) 2:1

10 peri-infarct injection sites

Helix System

Primary endpoint change from baseline in total exercise time. Hierarchical secondary endpoints of MACE, survival.



Pre-procedure Screening
Small amount of bone marrow collected from hipbone and sent to lab for testing
Post-procedure
Patient leaves hospital the next day
1 Cell Collection
Small amount of bone marrow obtained from hipbone
~ 20 minutes
CardiAMP™ Therapy
3 Cell Delivery
Bone marrow cells injected into damaged heart tissue through a catheter-based procedure
~30 to 45 minutes
2 Cell Processing
Bone marrow cells prepared for transfer at point of care
~ 25 minutes
04142-C (MKT)

- **Adaptive statistical analysis plan with anticipated read out at 100 patients.**
- **Trial is reimbursed by CMS.**
- **Capital efficient.**

BIOCARDIA®

BCDA-03: CardiALLO Cell Therapy System Targeting Ischemic Heart Failure

Burden of Illness and Unmet Need

- Chronic disease with 50% mortality at five years, impacts 1 in 5 adults over age of 40.
- Annual cost estimated to be $39 billion annually, projected to increase to $70 billion in 2030, half related to hospitalization

Minimal Treatment Options

- Despite advances in pharmaceutical chemistry and device development, options are limited.
- BCDA-1 may not be appropriate for 30% of patients who do not meet cell potency assay.

Market Opportunity

- Targeting ~30% excluded from BCDA-01 based on cell potency, approximately 600K patients in USA.
- Potential to be advanced for other indications.



Characterized by a large spherical heart that has lost pumping capacity.

Sources of data:
American Heart Association and American Association of HF Nurses Certification Board 2013.
McMurray, JJV et. At., 2005. The Lancet, 365, pp 1877-1889
Go, A.S. et al., Heart Disease and Stroke Statistics 2013 Update:, A Report From the American Heart Association
Povsic T. et al EHJ 2018

BCDA-03: Clinical Results and Development Strategy

Three BCDA co-sponsored Phase 1 / 2 culture expanded mesenchymal cell trials in heart failure have been completed:


PRELIMINARY COMMUNICATION

ONLINE FIRST

Comparison of Allogeneic vs Autologous Bone Marrow–Derived Mesenchymal Stem Cells Delivered by Transendocardial Injection in Patients With Ischemic Cardiomyopathy

Transendocardial Mesenchymal Stem Cells and Mononuclear Bone Marrow Cells for Ischemic Cardiomyopathy

The TAC-HFT Randomized Trial

Clinical Track

Dose Comparison Study of Allogeneic Mesenchymal Stem Cells in Patients With Ischemic Cardiomyopathy (The TRIDENT Study)


CardiALLO cells as cultured – patent pending

Conclusions

- Similar benefits and risks between allogeneic to autologous MSC delivered with Helix
- High dose allogeneic MSC delivered with Helix more effective vs. low dose
- Planned IND in heart failure to follow these three trials, with enhanced approach using NK1+ cells, initially in patients excluded from BCDA-01 by potency assay

Hare J et al, POSEIDON, JAMA 2012.
Heldman A et al, TACHFT, JAMA 2013.
Florea V, et al, TRIDENT, Circ Research, 2017.

Opportunities

Seek partners for



- CardiAMP Phase 3 pivotal trial for the treatment of heart failure
- CardiAMP Phase 3 pivotal trial for chronic myocardial ischemia with refractory angina



- CardiALLO Phase 2 NK1+ cell therapy for heart failure and other in indications (stroke, diabetes, osteo arthritis, pulmonary disease, etc)


Morph
Helix
CardiAMP Cells

- Helix delivery with other biotherapeutics

BIOCARDIA®



BIOCARDIA®

Thank you